UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011 (May 20, 2011)

LOJACK CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-8439	04-2664794
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts	02090
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 781-251-4700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2011, the Board of Directors of LoJack Corporation, or the Company, appointed Casey Delaney, the Company’s Vice President and Controller, as its Principal Accounting Officer. Ms. Delaney joined the Company in April 2011. Prior to that, she served as Corporate Controller of WB Mason Company from October 2008 to April 2011. During her tenure as the Corporate Controller of WB Mason Company, Ms. Delaney served as Acting Chief Financial Officer for a twelve month period from March 2009 to February 2010. Prior to joining WB Mason, Ms. Delaney served as the Director of US Accounting at Computershare LTD from August 2007 to October 2008 and served in various finance positions at Houghton Mifflin from April 1992 to August 2007. From 1989 to 1992, Ms. Delaney worked as a CPA for Deloitte & Touche in Boston, Massachusetts.

In addition, Ms. Delaney has a double trigger change of control agreement, the terms of which are substantially in the form of the Double Trigger Change of Control Agreement filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Commission on January 27, 2006 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on May 20, 2011, the Company’s shareholders voted as indicated on the following matters submitted to them for consideration:

(a)
To elect the following individuals as directors: Rory J. Cowan, Gary E. Dilts, Marcia J. Hooper, John H. MacKinnon, Robert J. Murray, Robert L. Rewey, Richard T. Riley, and Harvey Rosenthal, and to serve until the Company’s 2012 annual meeting of shareholders or to serve until his or her successor has been duly elected and qualified. The directors received the following votes:

Name	For	Withheld	Broker Non-Votes
Rory J. Cowan	9,318,714	2,457,543	4,630,206
Gary E. Dilts	11,381,532	394,725	4,630,206
Marcia J. Hooper	11,380,582	395,675	4,630,206
John H. MacKinnon	11,392,637	383,620	4,630,206
Robert J. Murray	10,460,442	1,315,815	4,630,206
Robert L. Rewey	9,591,720	2,184,537	4,630,206
Richard T. Riley	11,306,941	469,316	4,630,206
Harvey Rosenthal	9,493,648	2,282,609	4,630,206

(b)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. This proposal received the following votes:

For	Against	Abstain
16,098,482	298,884	9,097

(c)	To approve, by non-binding vote, the resolution regarding our executive compensation (say-on-pay). This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
9,132,623	2,587,975	55,659	4,630,206

(d)	To recommend, by non-binding vote, the frequency of shareholder advisory votes on executive compensation. This proposal received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
7,310,711	181,486	4,216,948	67,112	4,630,206

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION
(Registrant)

By: /s/ Kathleen P. Lundy
Kathleen P. Lundy
Vice President and General Counsel

Date: May 25, 2011